                               AMENDMENT NO. 2 TO

                                    EXHIBIT A

                     OF THE INVESTMENT MANAGEMENT AGREEMENT

         THIS EXHIBIT to the Investment Management Agreement dated December 15,
1999 (the "Agreement") between DELAWARE VIP TRUST and DELAWARE MANAGEMENT
COMPANY, a series of Delaware Management Business Trust (the "Investment
Manager"), amended as of the ___ day of May, 2003 to add Delaware VIP
Diversified Income Series, lists the Series for which the Investment Manager provides investment management services pursuant to this Agreement, along with the management fee rate schedule for each Series and the date on which the
Agreement became effective for each Series.
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                                                                                          Management Fee Schedule
                                                                                            (as a percentage of
                                                                                         average daily net assets)
                Series Name                          Effective Date                             Annual Rate
                -----------                          --------------                             -----------
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
Delaware VIP Balanced Series                 December 15, 1999               0.65% on first $500 million
                                                                             0.60% on next $500 million
                                                                             0.55% on next $500 million
                                                                             0.50% on assets in excess of $2,500 million
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Delaware VIP Capital Reserves Series         December 15, 1999               0.50% on first $500 million
                                                                             0.475% on next $500 million
                                                                             0.45% on next $500 million
                                                                             0.425% on assets in excess of $2,500 million
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Delaware VIP Cash Reserve Series             December 15, 1999               0.45% on first $500 million
                                                                             0.40% on next $500 million
                                                                             0.35% on next $500 million
                                                                             0.30% on assets in excess of $2,500 million
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Delaware VIP Diversified Income Series       May __, 2003                    0.65% on first $500 million
                                                                             0.60% on next $500 million
                                                                             0.55% on next $500 million
                                                                             0.50% on assets in excess of $2,500 million
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Delaware VIP Growth and Income Series        December 15, 1999               0.65% on first $500 million
                                                                             0.60% on next $500 million
                                                                             0.55% on next $500 million
                                                                             0.50% on assets in excess of $2,500 million
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Delaware VIP Growth Opportunities Series     December 15, 1999               0.75% on first $500 million
                                                                             0.70% on next $500 million
                                                                             0.65% on next $500 million
                                                                             0.60% on assets in excess of $2,500 million
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Delaware VIP High Yield Series               December 15, 1999               0.65% on first $500 million
                                                                             0.60% on next $500 million
                                                                             0.55% on next $500 million
                                                                             0.50% on assets in excess of $2,500 million
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Delaware VIP REIT Series                     December 15, 1999               0.75% on first $500 million
                                                                             0.70% on next $500 million
                                                                             0.65% on next $500 million
                                                                             0.60% on assets in excess of $2,500 million
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Delaware VIP Select Growth Series            December 15, 1999               0.75% on first $500 million
                                                                             0.70% on next $500 million
                                                                             0.65% on next $1,500 million
                                                                             0.60% on assets in excess of $2,500 million
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Delaware VIP Small Cap Value Series          December 15, 1999               0.75% on first $500 million
                                                                             0.70% on next $500 million
                                                                             0.65% on next $500 million
                                                                             0.60% on assets in excess of $2,500 million
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Delaware VIP Social Awareness Series         December 15, 1999               0.75% on first $500 million
                                                                             0.70% on next $500 million
                                                                             0.65% on next $500 million
                                                                             0.60% on assets in excess of $2,500 million
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Delaware VIP Trend Series                    December 15, 1999               0.75% on first $500 million
                                                                             0.70% on next $500 million
                                                                             0.65% on next $500 million
                                                                             0.60% on assets in excess of $2,500 million
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Delaware VIP U.S. Growth Series              December 15, 1999               0.65% on the first $500 million
                                                                             0.60% on the next $500 million
                                                                             0.55% on the next $1,500 million
                                                                             0.50% on assets in excess of $2,500 million
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DELAWARE MANAGEMENT COMPANY,                                          DELAWARE VIP TRUST
a series of Delaware Management Business Trust
By:                                                                    By:
         --------------------------------------------                           -------------------------------------------
Name:    David K. Downes                                               Name:    David K. Downes
Title:   President                                                     Title:   President/Chief Executive Officer/
                                                                                Chief Financial Officer



Attest:                                                                Attest:
         --------------------------------------------                           -------------------------------------------
Name:                                                                  Name:
         --------------------------------------------                           -------------------------------------------
Title:                                                                 Title:
         --------------------------------------------                           -------------------------------------------
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